UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23490

Exact name of registrant as specified in charter:	abrdn Global Infrastructure Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2024

Item 1. Reports to Stockholders.

abrdn Global Infrastructure Income Fund (ASGI)
Annual Report
September 30, 2024
abrdn.com

Distribution Policies  (unaudited)

On May 9, 2024, the Fund's annualized distribution rate on NAV increased from 9% to 12%. In December 2023, the Board of Trustees (the "Board") of abrdn Global Infrastructure Income Fund (the "Fund") approved a managed distribution policy which will pay monthly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value ("NAV") for the previous month-end prior to declaration (the "Distribution Policy").The Distribution Policy is subject to regular review by the Board. The Distribution Policy seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the Stable Distribution Plan at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the Stable Distribution Plan. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s Stable Distribution Plan.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
The distributions for the fiscal year ended September 30, 2024 consisted of 20% net investment income, 54% net realized gains and 26% tax return of capital.
In January 2025, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2024 calendar year.

abrdn Global Infrastructure Income Fund

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Infrastructure Income Fund (the “Fund”), for the fiscal year ended September 30, 2024. The Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments from around the world.
Fund Reorganization
On September 23, 2024 the Fund announced that it had successfully completed the reorganization of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD") into ASGI after the close of regular business on September 20, 2024 ("Reorganization"). In the Reorganization, common shareholders of MFD received an amount of ASGI common shares with a net asset value equal to the aggregate net asset value of their holdings of MFD common shares, as determined at the close of regular business on September 20, 2024. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. Please see the Notes to Consolidated Financial Statements for further information.
Total Investment Return1
For the fiscal year ended September 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark, is as follows:
NAV[2],[3]	23.19%
Market Price[2]	39.95%
S&P Global Infrastructure Index (Net Total Return)[4]	29.68%
For more information about Fund performance, please visit the Fund on the web at www.abrdnasgi.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2024	$21.17	$20.21	-4.53%
9/30/2023	$19.16	$16.10	-15.97%
During the fiscal year ended September 30, 2024, the Fund’s NAV was within a range of $18.19 to $21.47 and the Fund’s market price traded within a range of $15.02 to $20.21. During the fiscal year ended September 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -17.74% to -4.44%.
Distribution Policies
On December 12, 2023, the Board determined the rolling distribution rate to be 9% for the 12-month period commencing with the distribution payable in January 2024. On May 9, 2024, the Board reviewed the Distribution Policy, and increased the Fund's annualized distribution rate on NAV from 9% to 12%. This rate increase commenced with the distribution payable on May 31, 2024, to all shareholders of record as of May 23, 2024 (ex-dividend date May 22, 2024). The Fund intends to maintain the increased Managed Distribution Policy rate for at least the next 12 months from the payment date unless there is a significant and unforeseen change in market conditions. The Distribution Policy is subject to regular review

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the financial statement NAV, which is updated for financial statement rounding and/or financial statement adjustments, and differs from the reported NAVs on the fiscal year ended September 30, 2024 and the fiscal year ended September 30, 2023. The Fund’s total return for the fiscal year ended September 30, 2024 based on the reported NAV of $21.15 was: 23.33%.The Fund’s total return for the fiscal year ended September 30, 2023 based on the reported NAV of $19.12 was: 10.51%.
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[4]	The S&P Global Infrastructure Index (Net Total Return) is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. Indexes are unmanaged and provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Global Infrastructure Income Fund	1

Letter to Shareholders  (unaudited)  (concluded)

by the Board. The Distribution Policy seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
Distributions to common shareholders for the fiscal year ended September 30, 2024 totaled $1.99 per share. Based on the market price of $20.21 on September 30, 2024, the distribution rate was 9.85%. Based on the NAV of $21.17 on September 30, 2024, the distribution rate was 9.40%.
The Fund is covered under exemptive relief received by the Fund’s investment adviser from the U.S. Securities and Exchange Commission ("SEC") that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
Private Investments
The portion of the Fund's portfolio invested in private placements represented 12.3% of the Fund's assets on September 30, 2024. During the reporting period, private investments distributed $21.6m majority of which was made up from the exit of two investments and dividends from current portfolio holdings, representing $0.60 per share as of September 30, 2024.
Open Market Repurchase Program
On December 12, 2023, the Fund's Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the period ended September 30, 2024, the Fund did not repurchase any shares through the Program.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnasgi.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Infrastructure Income Fund

Report of the Investment Adviser  (unaudited)

Performance review
For the 12 months ended September 30, 2024, the Fund returned 23.19%1, net of expenses, on net asset value2 terms, compared with a return of 29.68% for the Fund’s benchmark, the S&P Global Infrastructure Index (Net Total Return)3.
Market review
Throughout the period, global stock markets experienced a strong uptrend. In response to inflation reaching its highest level in decades, central banks increased interest rates more quickly and significantly than anticipated, which in turn helped to mitigate inflationary pressures. Despite concerns, global economic growth was more resilient than expected. However, towards the end of the period, the possibility of a U.S. recession, spurred by the elevated interest rates, became a growing concern.
In October, equity markets faced declines amid worries that interest rates might remain elevated for an extended period. Yet, as the year neared its close, favorable inflation trends drove optimism regarding potential rate reductions in 2024, leading to a recovery in the equity sector.
The start of 2024 saw equities performing robustly, buoyed by positive economic indicators, though the momentum waned by April due to renewed concerns over prolonged high interest rates, prompted by persistent inflation. From May onwards, equities saw an improvement, fueled by the anticipation of interest rate cuts and solid corporate earnings. While fears of a U.S. recession led to a sell-off in equities from mid-July to early August, the markets quickly rebounded following the release of encouraging economic data, ending the period on a positive note.
In terms of listed infrastructure stocks, past 12 months ended September 30, 2024 have seen them move higher in lockstep with overall equity markets as we entered an interest rate easing cycle by the major central banks around the world. While equity markets continued to be buoyed by technology stocks and all things artificial intelligence (“AI”)-related, the listed infrastructure sector also benefited from the AI boom, as electricity is seen as one of the key enablers of AI data centers. After seeing electricity demand essentially flatline for the past two decades in the U.S., we are seeing pockets of growth, and estimates are now for 2-3%4 load growth5 per annum over the next five years. The effect of this was twofold. Firstly, we saw power prices move higher generally and, in particular, technology companies being willing to enter long-term contracts for electricity at above-market rates. Secondly, some of this new electricity demand will be met with new gas-powered plants, driving a pickup in demand for gas pipeline companies. This resulted in the utility and energy sectors posting very strong performance over the period.
Within industrials, we continued to see more consumer-facing holdings, such as airports, perform well, while railroad volume trends continued to disappoint.
Portfolio review
Over the 12 months ended September 30, 2024, returns in the infrastructure sector have mirrored the broader global market trends. The Fund’s benchmark, the S&P Global Infrastructure Index (Net Total Return), encompasses three primary sectors of infrastructure: transportation, utilities, and energy. The Fund's focus also includes these sectors as well the communication services sectors. Throughout the past year, the utilities and energy sectors had a negative impact on the Fund’s performance relative to its benchmark, primarily due to unfavorable stock selection and, to a lesser degree, maintaining underweight allocations in both sectors. On the flip side, the industrials sector emerged as the most significant positive driver of the Fund’s performance, primarily attributed to effective stock selection and, to a lesser extent, a strategic underweight position, compared to the Fund's benchmark. Additionally, an allocation to real estate, specifically in cell phone towers, which is not included in the benchmark, proved advantageous.
At the stock level, among the detractors from the Fund's overall returns was the private holding Zon Holdings, a Northeast U.S.-focused commercial and industrial solar developer. This company was valued lower than anticipated in an asset sale, as the Fund sold most of its position to a strategic investor in Q3 2024. This mirrors similar challenges in Oya, where the Fund's loan to Oya, an energy company, is in the process of restructuring and the Fund anticipates lenders foreclosed on Oya’s assets in November 2024. The Fund anticipates a partial exit in late 2024 and early 2025.
Trinity Gas Holdings, a privately held gas storage asset situated in the Southeast U.S., underperformed during the reporting period, as its value remained flat. This stagnation in value, from the

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1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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2	Net asset value – measures the total value of the Fund’s assets less liabilities, divided by the number of shares issued and outstanding.
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3	The S&P Global Infrastructure Index (Net Total Return) is an unmanaged index considered representative of stock markets of developed and emerging markets.
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4	Source: Jefferies
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5	Load growth - The expected increase in electricity demand over time.
abrdn Global Infrastructure Income Fund	3

Report of the Investment Adviser  (unaudited)  (continued)

commencement of construction to the present, is characteristic of private investments in their construction phase. As a result, Trinity’s performance lagged other stocks in the benchmark. Such performance is not unusual for infrastructure projects during their development stages, where value appreciation typically occurs closer to operational commencement. Trinity’s value will likely change when operations begin, expected in December 2024 or January 2025. This timing aligns with a growing demand from utilities and gas providers who are increasingly focused on energy reliability.
CCR, a Brazilian toll road operator, underperformed, affected by Brazil’s overall sluggish performance and a weakening currency. Being an infrastructure entity with significant debt, CCR has been adversely affected by the increase in interest rates. Moreover, CCR disclosed that it was unsuccessful in securing bids for several toll roads in Brazil. Although this was unwelcome news, it also underscores the management team’s commendable commitment to capital discipline given the heightened competition for these assets.
Vinci, a French construction and concession company, reacted negatively to the announcement of a snap election in France due to fears that the potential winner could impose even more levies and restrictions on owners of infrastructure assets. Furthermore, the announcement of increased taxation on French companies added to the negative sentiment. Additionally, there is a sense of caution among investors regarding the firm’s recent acquisitions, stemming from apprehensions that it may have overpaid for these assets.
Among the Fund’s positive contributors to overall returns was Vistra Corporation, the U.S.-based power producer, which continued its strong momentum over the period. This was due to a combination of regulatory approval for its Energy Harbor acquisition (with 4 gigawatts of carbon-free, nuclear generation) and higher power prices in Texas, driven by increased demand from data centers.
Another positive contributor was International Container Terminal Services, the Philippine global port operator, which outperformed as data points from some key ports, such as Melbourne, Manila, and Mexico, showed continued market share gains.
A private holding, BT Co-Invest Fund, a Southern U.S. waste company, was sold to a financial investor for three times its cost in July 2024 after a three-year hold with significant growth due to operational improvements, marking the first major exit of an ASGI portfolio company.
After the successful exit of BT Co-Invest, our current leading private holding is in Sentinel Midstream, held via two securities: Sentinel Midstream Highline JV Holdings and Cresta Highline Co-Invest Fund I. Sentinel is an owner of contracted pipelines in the Southeast U.S., continued its strong performance, driven by customer growth and focused operations and has already returned more than $2 million, or 20% of invested capital, to ASGI in 2024 in dividends.
The monthly distribution6 reflects the Fund’s current policy of providing shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy over the reporting period. During the 12-month period ended September 30, 2024, the distributions were comprised of ordinary income, long-term capital gains, and a return of capital.
Outlook
The outlook for infrastructure stocks is notably positive. Market volatility, fueled by geopolitical unrest in the Middle East, the impact of the recent U.S. presidential election results, and central bank policies that respond dynamically to economic data, presents active investors with significant opportunities.
The initiation of a rate-cutting cycle by the U.S. Federal Reserve, resulting in lower discount rates, creates an encouraging scenario for high-quality infrastructure companies worldwide. This shift comes as a welcome change after facing several years of adverse style trends. As market dispersion increases, both across and within sectors, adopting a selective, company-specific strategy becomes critical, with a strong emphasis on earnings and the balance sheet. Infrastructure companies with contracts that adjust to inflation are likely to see margin resilience and growth when inflation remains elevated.
Moreover, the infrastructure sector is witnessing technological companies actively seeking power agreements to address one of the most significant hurdles in the expansion of AI data centers – electricity supply. Their emphasis on sourcing carbon-free electricity, including agreements for nuclear power offtake, underscores the sector’s evolving dynamics.
While major world economies see central banks beginning to lower interest rates, the uncertainty around the timing and extent of future rate adjustments poses a sentiment challenge for infrastructure assets. Additionally, during the 2024 United States presidential election, the Republican Party won both the presidency and control of Congress, and changes to the legal and regulatory environment remain uncertain. Despite these uncertainties, we believe that the fundamental, long-term drivers for infrastructure investments – such as the transition to renewable energy, the acceleration of digital infrastructure, and increasing urbanization – are likely to remain robust.
abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.

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6	Distribution – A payment to shareholders.
4	abrdn Global Infrastructure Income Fund

Report of the Investment Adviser  (unaudited)  (concluded)

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The Fund’s investments in private companies may be subject to higher risk than investments in securities of public companies.
International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

abrdn Global Infrastructure Income Fund	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark for the  1-year, 3-year and since inception (July 29, 2020) periods ended September 30, 2024.
	1 Year	3 Years	Since Inception
Net Asset Value (NAV)	23.19%	7.25%	9.59%
Market Price	39.95%	9.62%	8.41%
S&P Global Infrastructure Index (Net Total Return)	29.68%	8.60%	10.52%
Performance of a $10,000 Investment (as of September 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of  the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of September 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnasgi.com or by calling 800-522-5465.
The gross operating expense ratio excluding fee waivers based on the fiscal year ended September 30, 2024 was 2.04%. The net operating expense ratio net of fee waivers based on the fiscal year ended September 30, 2024 was 2.00%. The net operating expense ratio, excluding deferred tax expenses based on the fiscal year ended September 30, 2024 was 1.65%.
6	abrdn Global Infrastructure Income Fund

Portfolio Summary  (as a percentage of net assets) (unaudited)
As of September 30, 2024

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Industrials	35.2%
Transportation Infrastructure	14.8%
Ground Transportation	9.9%
Construction & Engineering	7.5%
Commercial Services & Supplies	3.0%
Utilities	31.8%
Electric Utilities	13.3%
Multi-Utilities	9.6%
Independent Power Producers & Energy Traders	8.0%
Water Utilities	0.9%
Energy	16.6%
Communication Services	8.2%
Real Estate	5.0%
Materials	0.8%
Information Technology	0.6%
Short-Term Investment	2.3%
Liabilities in Excess of Other Assets	(0.5%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by geographic classification.
Countries
United States	43.6%
France	10.3%
Spain	7.4%
Canada	5.6%
United Kingdom	4.2%
Italy	3.5%
Brazil	3.3%
Germany	2.5%
Mexico	2.4%
Chile	2.3%
Philippines	2.0%
Other, less than 2% each	11.1%
Short-Term Investment	2.3%
Liabilities in Excess of Other Assets	(0.5%)
100.0%

Top Ten Holdings
Norfolk Southern Corp.	3.2%
American Tower Corp., REIT	2.7%
Ferrovial SE	2.7%
Aena SME SA	2.7%
NextEra Energy, Inc.	2.7%
Cellnex Telecom SA	2.6%
RWE AG	2.5%
Vinci SA	2.3%
Crown Castle, Inc., REIT	2.3%
Trinity Gas Holdings, LLC	2.3%

abrdn Global Infrastructure Income Fund	7

Consolidated Portfolio of Investments
As of September 30, 2024

Shares		Value
COMMON STOCKS—85.9%
ARGENTINA—1.4%
Industrials—0.6%
Corp. America Airports SA(a)	202,000	$ 3,526,920
Materials—0.8%
Loma Negra Cia Industrial Argentina SA, ADR(a)	630,000	5,077,800
Total Argentina		8,604,720
AUSTRALIA—1.1%
Industrials—1.1%
Aurizon Holdings Ltd.	2,750,000	6,690,161
BRAZIL—3.3%
Industrials—2.5%
CCR SA	4,429,500	9,838,455
Rumo SA	1,446,000	5,308,662
		15,147,117
Utilities—0.8%
Serena Energia SA(a)	3,529,000	5,286,018
Total Brazil		20,433,135
CANADA—4.5%
Energy—2.2%
Enbridge, Inc.	336,600	13,673,558
Industrials—2.3%
Canadian Pacific Kansas City Ltd.	160,900	13,763,386
Total Canada		27,436,944
CHINA—0.6%
Information Technology—0.6%
GDS Holdings Ltd., ADR(a)	190,900	3,894,360
FRANCE—10.3%
Industrials—6.2%
Eiffage SA	124,700	12,041,725
Getlink SE	668,800	11,929,150
Vinci SA	122,000	14,261,376
		38,232,251
Utilities—4.1%
Engie SA	674,400	11,661,851
Veolia Environnement SA	405,400	13,347,090
		25,008,941
Total France		63,241,192
GERMANY—2.5%
Utilities—2.5%
RWE AG	416,300	15,166,974
HONG KONG—1.1%
Utilities—1.1%
CLP Holdings Ltd.	780,000	6,819,079
INDONESIA—0.7%
Communication Services—0.7%
Sarana Menara Nusantara Tbk. PT	73,159,700	4,131,542
ITALY—3.5%
Communication Services—1.2%
Infrastrutture Wireless Italiane SpA(b)	608,400	7,482,964
Utilities—2.3%
Enel SpA	1,728,700	13,808,504
Total Italy		21,291,468
Shares		Value

JAPAN—1.7%
Industrials—1.7%
Japan Airport Terminal Co. Ltd.	285,600	$ 10,306,332
MALAYSIA—1.9%
Industrials—1.9%
Malaysia Airports Holdings Bhd.	4,677,800	11,866,082
MEXICO—2.4%
Industrials—2.4%
Grupo Aeroportuario del Centro Norte SAB de CV	1,018,600	8,591,625
Promotora y Operadora de Infraestructura SAB de CV	605,500	5,740,103
		14,331,728
NIGERIA—0.9%
Communication Services—0.9%
IHS Holding Ltd.(a)	1,886,700	5,641,233
PHILIPPINES—2.0%
Industrials—2.0%
International Container Terminal Services, Inc.	1,722,490	12,482,682
SPAIN—7.4%
Communication Services—2.6%
Cellnex Telecom SA(a)(b)	399,300	16,188,718
Industrials—3.2%
Aena SME SA(b)	74,600	16,387,789
Sacyr SA	894,700	3,236,814
		19,624,603
Utilities—1.6%
EDP Renovaveis SA	554,800	9,680,598
Total Spain		45,493,919
TANZANIA—1.7%
Communication Services—1.7%
Helios Towers PLC(a)	6,895,900	10,573,881
UNITED KINGDOM—4.2%
Industrials—0.8%
Mobico Group PLC(a)	4,890,000	4,807,808
Utilities—3.4%
National Grid PLC	780,100	10,783,320
SSE PLC	394,100	9,933,055
		20,716,375
Total United Kingdom		25,524,183
UNITED STATES—34.7%
Energy—5.8%
Cheniere Energy, Inc.	69,700	12,534,848
Kinder Morgan, Inc.	476,800	10,532,512
Williams Cos., Inc.	275,104	12,558,498
		35,625,858
Industrials—8.8%
CoreCivic, Inc.(a)	597,400	7,557,110
Ferrovial SE	387,500	16,653,587
Norfolk Southern Corp.	78,531	19,514,954
Union Pacific Corp.	40,057	9,873,249
		53,598,900
Real Estate—5.0%
American Tower Corp., REIT	71,900	16,721,064
Crown Castle, Inc., REIT	119,400	14,164,422
		30,885,486

8	abrdn Global Infrastructure Income Fund

Consolidated Portfolio of Investments   (concluded)
As of September 30, 2024

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities—15.1%
Altus Power, Inc.(a)	817,800	$ 2,600,604
American Electric Power Co., Inc.	92,436	9,483,934
CenterPoint Energy, Inc.	413,000	12,150,460
Clearway Energy, Inc., Class C	263,100	8,071,908
CMS Energy Corp.	149,512	10,560,032
FirstEnergy Corp.	152,200	6,750,070
NextEra Energy Partners LP	314,300	8,680,966
NextEra Energy, Inc.	192,374	16,261,374
PPL Corp.	320,116	10,589,437
TXNM Energy, Inc.	163,073	7,137,705
		92,286,490
Total United States		212,396,734
Total Common Stocks		526,326,349
RIGHTS—0.0%
Sacyr SA(a)	19,215	69,472
Total Rights		69,472
PRIVATE CREDIT(c)—0.7%
UNITED STATES—0.7%
Energy—0.7%
OYA Solar CDG LLC(d)(e)	–	4,195,005
Total Private Credit		4,195,005
PRIVATE EQUITY(c)(f)—11.6%
CANADA—1.1%
Communication Services—1.1%
NOVA-telMAX HoldCo LLC(a)(g)(h)	–	6,668,975
CHILE—2.3%
Communication Services—0.0%
BT Co-Invest Fund, L.P.(h)(i)(j)	–	170,791
Energy—2.3%
Trinity Gas Holdings, LLC(a)(e)(j)	–	14,052,653
Total Chile		14,223,444
UNITED STATES—8.2%
Energy—5.6%
Arroyo Trinity Direct Investment I, L.P.(h)(i)(j)	–	1,855,999
BSED Holdings I, LLC(a)(e)(i)(j)	–	3,326,273
CAI Co-Invest LP(a)(h)(i)(j)	–	7,970,512
Cresta Highline Co-Invest Fund I(a)(h)(i)(j)	–	8,597,905
Sentinel Midstream Highline JV Holdings LLC(e)(i)(j)	–	12,441,000
Zon Holdings II, LLC(a)(h)(i)(j)	–	31,214
Zon Holdings, LLC(a)(h)(i)(j)	–	129,256
		34,352,159
Industrials—1.7%
WR Holdings LLC(a)(e)(i)(j)	–	10,088,202
Shares		Value

Utilities—0.9%
Cresta BBR Co-Invest BL LLC(a)(h)(k)	–	$ 2,072,736
PCIP I CI Co-Invest, LP(a)(h)(i)(j)	–	3,366,752
		5,439,488
Total United States		49,879,849
Total Private Equity		70,772,268
SHORT-TERM INVESTMENT—2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.94%(l)	14,371,773	14,371,773
Total Short-Term Investment		14,371,773
Total Investments (Cost $539,771,332)(m)—100.5%		615,734,867
Liabilities in Excess of Other Assets—(0.5%)		(3,118,380)
Net Assets—100.0%		$612,616,487

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Indicates a security that may be restricted in certain markets.
(e)	Fair Valued Security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 2(a) of the accompanying Notes to Consolidated Financial Statements for inputs used.
(f)	Private Equity Investments. See Note 6 of the accompanying Notes to Consolidated Financial Statements.
(g)	NOVA-telMAX HoldCo LLC invests 100% of its capital in Telmax, Inc., in which the Fund's percentage of ownership is approximately 15%.
(h)	Restricted security, not readily marketable. See Notes to Consolidated Financial Statements.
(i)	abrdn Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, BSED Holdings I, LLC, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest Fund, PCIP I CI Co-Invest, LP, Sentinel Midstream Highline JV Holdings LLC, Trinity Gas Holdings, LLC, WR Holdings LLC, Zon Holdings, LLC and Zon Holdings II, LLC in which the Fund's percent of ownership is approximately 2%, 49%, 9%, 8%, 32%, 19%, 18%, 5%, 5%, 50% and 50%, respectively.
(j)	Through abrdn Global Infrastructure Income Fund BL, LLC.
(k)	Cresta BBR Co-Invest BL LLC invests 100% of its capital in Cresta Fund LP, in which the Fund's percentage of ownership is approximately 18%.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2024.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

abrdn Global Infrastructure Income Fund	9

Consolidated Statement of Assets and Liabilities
As of September 30, 2024

Assets
Investments, at value (cost $525,399,559)	$ 601,363,094
Short-term investment, at value (cost $14,371,773)	14,371,773
Foreign currency, at value (cost $58,337)	58,057
Interest and dividends receivable	437,792
Tax reclaim receivable	824,552
Prepaid expenses	15,206
Total assets	617,070,474
Liabilities
Deferred tax liability (Note 9)	2,831,489
Investment management fees payable (Note 3)	579,960
Payable for investments purchased	556,984
Trustee fees payable	98,424
Due to custodian	80,882
Administration fees payable (Note 3)	36,694
Investor relations fees payable (Note 3)	25,013
Other accrued expenses	244,541
Total liabilities	4,453,987

Net Assets	$612,616,487
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 28,944
Paid-in capital in excess of par	592,290,870
Distributable earnings	20,296,673
Net Assets	$612,616,487
Net asset value per share based on 28,944,227 shares issued and outstanding	$21.17

See Notes to Consolidated Financial Statements.
10	abrdn Global Infrastructure Income Fund

Consolidated Statement of Operations
For the Year Ended September 30, 2024

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $1,178,685)	$ 13,528,266
Non-cash income (Note 2i)	468,961
Total investment income	13,997,227
Expenses:
Investment management fee (Note 3)	6,926,847
Administration fee (Note 3)	410,480
Trustees' fees and expenses	397,780
Legal fees and expenses	352,248
Independent auditors’ fees and tax expenses	164,040
Custodian’s fees and expenses	140,282
Reports to shareholders and proxy solicitation	115,937
Investor relations fees and expenses (Note 3)	110,447
Insurance expense	38,413
Transfer agent’s fees and expenses	17,698
Miscellaneous	18,414
Total operating expenses before reimbursed/waived expenses	8,692,586
Expenses waived (Note 3)	(226,460)
Total expenses	8,466,126

Net Investment Income	5,531,101
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2h)	20,718,488
Foreign currency transactions	(489,202)
20,229,286
Net change in unrealized appreciation/depreciation on:
Investments (Note 2h)	76,989,219
Foreign currency translation	34,325
Deferred tax expense	(1,797,274)
75,226,270
Net realized and unrealized gain from investments and foreign currencies	95,455,556
Change in Net Assets Resulting from Operations	$100,986,657

See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	11

Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$5,531,101	$5,072,024
Net realized gain from investments and foreign currency transactions	20,229,286	25,098,416
Net change in unrealized appreciation/depreciation investments and foreign currency translations	75,226,270	(21,919,388)
Net increase in net assets resulting from operations	100,986,657	8,251,052
Distributions to Shareholders From:
Distributable earnings	(37,136,525)	(26,486,548)
Return of capital	(13,024,619)	–
Net decrease in net assets from distributions	(50,161,144)	(26,486,548)
Proceeds from shares issued from the reorganizations resulting in the issuance of 3,737,622 and 16,351,605 shares of common stock, respectively (Note 10)	78,867,189	333,513,983
Change in net assets	129,692,702	315,278,487
Net Assets:
Beginning of year	482,923,785	167,645,298
End of year	$612,616,487	$482,923,785
Amounts listed as “–” are $0 or round to $0.
See Notes to Consolidated Financial Statements.
12	abrdn Global Infrastructure Income Fund

Consolidated Statement of Cash Flows
For the Year Ended  September 30, 2024

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 100,986,657
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(134,437,007)
Investments sold and principal repayments	187,889,989
Net change in short-term investments, excluding foreign government	(12,616,545)
Net payment-in-kind interest income	(468,961)
Capital gains and return of capital distributions from investments	1,963,768
Decrease in due to adviser	(231,113)
Decrease in interest, dividends and other receivables*	73,873
Decrease in prepaid expenses	13,787
Increase in accrued investment management fees payable	102,893
Increase in deferred tax liability	1,774,544
Decrease in other accrued expenses*	(347,452)
Net change in unrealized appreciation of investments	(76,989,219)
Net change in unrealized appreciation on foreign currency translations	(34,325)
Net realized gain on investments transactions	(20,718,488)
Net cash provided by operating activities	46,962,401
Cash flows from financing activities:
Decrease in payable to custodian	$ (1,838,152)
Distributions paid to shareholders	(50,161,144)
Net cash used in financing activities	(51,999,296)
Effect of exchange rate on cash	(280)
Net increase in cash from Reorganization	5,095,232
Net change in cash	58,057
Unrestricted and restricted cash and foreign currency, beginning of year	–
Unrestricted and restricted cash and foreign currency, end of year	$58,057

*	Excludes cash flows prior to the reorganization (Note 10). Changes in assets and liabilities includes the balances of the acquired fund at the date of the reorganization and activity of the combined fund from the date of the reorganization through September 30, 2024.
Amounts listed as “–” are $0 or round to $0.
See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	13

Consolidated Financial Highlights

	For the Fiscal Years Ended September 30,				For the Period Ended September 30,
	2024	2023	2022	2021	2020 (a)
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of year	$19.16	$18.93	$22.27	$19.43	$20.00
Net investment income	0.15	0.28	0.04	0.20	0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.85	1.39	(2.01)	3.94	(0.59)
Total from investment operations applicable to common shareholders	4.00	1.67	(1.97)	4.14	(0.57)
Distributions to common shareholders from:
Net investment income	(0.39)	(0.68)	(0.22)	(1.20)	–
Net realized gains	(1.08)	(0.76)	(1.15)	(0.10)	–
Return of capital	(0.52)	–	–	–	–
Total distributions	(1.99)	(1.44)	(1.37)	(1.30)	–
Net asset value per common share, end of year	$21.17	$19.16	$18.93	$22.27	$19.43
Market price, end of year	$20.21	$16.10	$15.73	$19.93	$17.51
Total Investment Return Based on(c):
Market price	39.95%	11.04%	(15.23%)	21.54%	(12.45%)
Net asset value	23.19%(d)	9.80%(d)	(8.70%)(d)	22.39%(d)	(2.85%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$612,616	$482,924	$167,645	$197,185	$172,015
Average net assets applicable to common shareholders (000 omitted)	$513,100	$372,392	$195,544	$196,015	$177,052
Net operating expenses, net of fee waivers	2.00%(e)	1.83%(e)	1.99%(e)	1.78%	2.00%(f)(g)
Net operating expenses, net of fee waivers, excluding deferred tax expense	1.65%	1.65%	1.79%	1.78%	2.00%(f)(g)
Gross operating expenses, excluding fee waivers	2.04%	1.85%	1.99%	1.78%	2.00%(f)(g)
Net Investment income	0.73%	1.36%	0.20%	0.92%	0.55%(f)
Portfolio turnover	15%(h)	28%(i)	25%	28%	–(j)

(a)	For the period from July 29, 2020 (commencement of operations) through September 30, 2020.
(b)	Based on average shares outstanding.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The Fund recorded deferred tax expense associated with its subsidiary’s investments in partnerships of $1,797,274, $654,810 and $402,135 for the years ended September 30, 2024, September 30, 2023 and September 30, 2022, respectively.
(f)	Annualized.
(g)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period covered by the report.
(h)	The portfolio turnover calculation excludes $61,946,459 and $58,008,972 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on September 20, 2024.
See Notes to Consolidated Financial Statements.
14	abrdn Global Infrastructure Income Fund

Consolidated Financial Highlights  (concluded)

(i)	The portfolio turnover calculation excludes $194,946,484 and $181,919,462 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(j)	Not annualized.
Amounts listed as “–” are $0 or round to $0.
See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	15

Notes to Consolidated Financial Statements
September 30, 2024

1.  Organization
abrdn Global Infrastructure Income Fund (the “Fund”) is a closed-end management investment company. The Fund was organized as a Maryland statutory trust on November 13, 2019 and seeded with an initial capital amount of $100,000 on June 19, 2020. It commenced operations on July 29, 2020. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the "SEC"), the Fund's classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s investment objective is to seek to provide a high level of total return with an emphasis on current income. The investment objective is not fundamental and may be changed by the Board without shareholder approval. There is no assurance that the Fund will achieve its investment objective.
Basis for Consolidation for the Fund
abrdn Global Infrastructure Income Fund BL, LLC (the “Subsidiary”), a Delaware limited liability company, was incorporated on September 28, 2020 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. The Consolidated Portfolio of Investments (“CPOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.
Fund Reorganization
On September 20, 2024, the Fund acquired the assets and assumed the liabilities of Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund ("MFD") pursuant to a plan of Reorganization approved by the Board on October 23, 2023 ("Reorganization"). In the Reorganization, common shareholders of MFD received an amount of ASGI common shares with a net asset value equal to the aggregate net asset value of their holdings of MFD common shares, as determined at the close of regular business on September 20, 2024. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. The Fund is considered the tax survivor and accounting survivor of the Reorganization.
The following is a summary of the net asset value (“NAV”) per share issued as of September 20, 2024.

Acquired Fund	Acquiring Fund NAV per Share ($) 9/20/2024	Conversion Ratio	Shares Issued
Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund ("MFD")	21.1009	0.437280	3,737,622
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and
Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn Inc., the Fund's Investment Adviser (the "Investment Adviser"), as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are

16	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a
Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Investments that are included in this category are private credit investments and private transaction investments that are not able to use NAV as practical expedient as detailed below.
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The Fund may also invest in infrastructure investments through private transactions, which represented 12.3% of the net assets of the Fund as of September 30, 2024. For certain of the private equity investments, the Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an

abrdn Global Infrastructure Income Fund	17

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the
Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments. These holdings are not considered part of the three-level hierarchy and therefore are only represented in the total below.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Consolidated Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$292,082,891	$234,243,458	$–	$526,326,349
Private Credit	–	–	4,195,005	4,195,005
Private Equity	–	–	39,908,128	39,908,128
Rights	69,472	–	–	69,472
Short-Term Investment	14,371,773	–	–	14,371,773
Total	$306,524,136	$234,243,458	$44,103,133	$584,870,727
Private Equity(a)				30,864,140
Total Investments in Securities				$615,734,867
Amounts listed as “–” are $0 or round to $0.
(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

18	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

Rollforward of Level 3 Fair Value Measurements For the Year Ended September 30, 2024
Investments in Securities	Balance as of September 30, 2023	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases	Net Sales	Net Transfers in to (out of) Level 3	Balance as of September 30, 2024	Change in Unrealized Appreciation/ Depreciation from Investments Held at September 30, 2024
Private Credit
United States	$12,896,644	$(2,624,183)	$611,818(b)	$(974,988)	$(5,714,286)	$4,195,005	$(2,624,183)
Private Equity
Chile	-	52,653	-	-	14,000,000	14,052,653	52,653
United States	6,271,360	9,310,449	4,559,380	-	5,714,286	25,855,475	9,310,449
Total	$19,168,004	$6,738,919	$5,171,198	$(974,988)	$14,000,000	$44,103,133	$6,738,919
Amounts listed as “–” are $0 or round to $0.
(b)	Includes payment in kind interest received of $468,961 that was received during the reporting period as reported on the Statement of Operations as non-cash income.

Description	Fair Value at 09/30/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Private Credit	$4,195,005	Income Approach	Discount Rate Project Development Probability	16% 42.5%	16% 42.5%	Decrease Increase
Private Equity	$10,088,202	Market Approach	EBITDA Multiple	13.25x	13.25x	Increase
	$12,441,000	Market Approach Income Approach	EBITDA Multiple Discount Rate Weighting of Methodologies	8.0x 13.50% 50.00%	8.0x 13.50% 50.00%	Increase Decrease N/A
	$17,378,926	Market Approach	Transaction Price	N/A	N/A	Increase
	$44,103,133
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:

abrdn Global Infrastructure Income Fund	19

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
f.  Distributions:
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
For tax purposes, the Subsidiary is not a RIC and is a separate taxable entity not consolidated for tax purposes. As such, it is taxed at normal corporate tax rates based on taxable income and, as a result of its activities, may generate an income tax provision or benefit. The taxable income or loss of the Subsidiary may differ from its book income or loss due to temporary book and tax timing differences and permanent differences. This income tax provision, or benefit, if any, and the related tax assets and liabilities are reflected in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2024 will be subject to such review when available.

20	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

Deferred tax assets and liabilities are recorded for losses or income at the Subsidiary using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.
i.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind ("PIK") the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. PIK interest income is reflected as non-cash income on the Statement of Operations.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser and Sub-Adviser:
abrdn Inc. and abrdn Investments Limited serve as the Fund’s Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the “Advisory Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund. abrdn Inc. and abrdn Investments Limited are wholly-owned indirect subsidiaries of abrdn plc. In rendering advisory services, the Investment Adviser and Sub-Adviser (together, the "Advisers") may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
As compensation for its services to the Fund, abrdn Inc. receives an annual investment advisory fee of 1.35% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). Under the Sub-Advisory Agreement, abrdn Inc. is responsible for the payment of fees to abrdn Investments Limited. For the fiscal year ended September 30, 2024, the Investment Adviser earned $6,926,847 for advisory services.
Effective March 10, 2023, the Investment Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Fund on an annualized basis for twelve months (the "Expense Limitation"). The Expense Limitation was renewed and continued effective upon the close of the Reorganization as an Amended and Restated Expense Limitation Agreement. The Amended and Restated Expense Limitation Agreement may not be terminated before September 20, 2025, without the approval of the Fund's trustees who are not “interested persons” of the Fund (as defined in the 1940 Act).
During the fiscal year ended September 30, 2024, the Investment Adviser waived $226,460 pursuant to the Expense Limitation.
The Fund may reimburse the Investment Adviser for the advisory fees waived or reduced and other payments remitted by the Investment Adviser and other expenses reimbursed as of a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements").
b.  Fund Administration:
abrdn Inc. is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. Upon the close of the reorganization, the annual fee rate of the administration fee remains

abrdn Global Infrastructure Income Fund	21

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

the same. For the fiscal year ended September 30, 2024,  abrdn Inc. earned $410,480 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Investment Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended September 30, 2024, the Fund incurred investor relations fees of approximately $110,447. For the fiscal year ended September 30, 2024, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2024, were $134,826,132 and $180,926,374, respectively.
5.  Capital
The Fund is authorized to issue 100,000,000 common shares with par value $0.001. As of September 30, 2024, there were 28,944,227 common shares issued and outstanding.
The Board approved an open market repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund's Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. For the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through this program.

22	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

6.  Private Equity Investments
Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at NAV as a practical expedient.
Security	Acquisition Date(s)	Commitment	Funded	Unfunded	Cost	Fair Value at September 30, 2024	Percent of Net Assets	Cumulative Distributions Received
Arroyo Trinity Direct Investment I, L.P.*	10/20/21	$2,000,000	$2,000,000	$-	$1,083,978	$1,855,999	0.30	$939,264
BT Co-Invest Fund, L.P. *	7/1/21	3,238,849	3,238,849	-	20,072	170,791	0.03	9,370,254
CAI Co-Invest LP*	10/27/20	13,500,000	7,331,410	6,168,590	5,993,653	7,970,512	1.30	663,112
Cresta BBR Co-Invest BL LLC	9/8/20	3,000,000	3,000,000	-	3,000,000	2,072,736	0.34	-
Cresta Highline Co-Invest Fund I*	7/22/21	5,000,000	5,000,000	-	3,211,379	8,597,905	1.40	1,845,073
NOVA-telMAX HoldCo LLC	2/10/21	5,000,000	5,000,000	-	5,055,068	6,668,975	1.09	-
PCIP I CI Co-Invest, LP*	6/27/24	10,000,000	2,992,107	7,007,893	3,125,021	3,366,752	0.55	-
Zon Holdings II, LLC*	2/8/23	2,749,865	2,704,326	45,539	1,060,880	31,214	0.01	1,691,530
Zon Holdings, LLC*	2/8/23	10,999,459	10,817,305	182,154	4,243,522	129,256	0.02	6,766,119
Amounts listed as “–” are $0 or round to $0.
*	Investment through abrdn Global Infrastructure Fund BL, LLC.
The Fund may incur certain costs in connection with the disposition of the above securities.
7.  Portfolio Investment Risks
a.  Infrastructure-Related Investments Risk:
Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. For more information about the specific risks by which infrastructure-related issuers may be particularly affected, please see the back of this shareholder report.
b.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
c.  Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign

abrdn Global Infrastructure Income Fund	23

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
d.  Risks Associated with Emerging Markets:
The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.
e.  Private Company Securities Risk:
The Fund’s investments in securities of private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and the Fund will be required to rely on the ability of the Investment Adviser and Sub-Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If the Investment Adviser or Sub-Adviser are unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and the Fund may lose some or all of its investment in these securities. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund’s investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, the Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.
See additional information about the risks posed by private investments in the back of this shareholder report.
f.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund's investments when the Fund invests in REITs.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
The Fund investments primarily in infrastructure-related issuers. Infrastructure-related issuers fall into multiple market sectors. The Fund currently anticipates that it will be heavily exposed to the industrials and utilities sectors.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies

24	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
For more information about the risks of other infrastructure-related sectors, see also “Infrastructure-Related Investments Risk” and
“Industry Specific Risks” in the “Additional Information Regarding the Fund  - RISK FACTORS” section of this report.
h.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$541,527,862	$91,958,315	$(17,751,310)	$74,207,005
The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 was as follows:
	September 30, 2024	September 30, 2023
Distributions paid from:
Ordinary Income	$9,859,026	$11,482,693
Net Long-Term Capital Gains	27,277,499	15,003,855
Return of Capital	13,024,619	-
Total tax character of distributions	$50,161,144	$26,486,548
Amounts listed as “–” are $0 or round to $0.
abrdn Global Infrastructure Income Fund	25

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$-
Capital loss carryforward	$(52,004,589)*
Other currency gains	-
Other Temporary Differences	(107,158)
Unrealized Appreciation/(Depreciation)	72,408,420**
Total accumulated earnings/(losses) – net	$20,296,673
Amounts listed as “–” are $0 or round to $0.
*	On September 30, 2024, the Fund had a net capital loss carryforward of $(52,004,589) which will be available to offset like amounts of any future taxable gains. This capital loss carryforward is subject to yearly loss limitations and cannot be used in its entirety at one time . The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$48,489,555	Unlimited (Short—Term)
3,515,034	Unlimited (Long—Term)
** The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of wash sales.
The Fund may hold certain portfolio company investments through the Subsidiary. The Subsidiary may be subject to U.S. federal and state corporate-level income taxes. The Fund recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.
At September 30, 2024, the Fund recorded a net deferred tax liability ("DTL") of $2,831,489 primarily associated with the Subsidiary’s investments in partnerships. The Fund utilized an effective tax rate of 25.46% to record its DTL.
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to merger related adjustments, deferred tax and U.S. blocker expenses. These reclassifications have no effect on net assets or NAVs per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$51,191,774	$(51,191,774)
10.  Fund Reorganizations
Effective March 10, 2023, the Fund acquired all of the assets and assumed all of the liabilities of Macquarie Global Infrastructure Total Return Fund (the “Prior Acquired Fund”) pursuant to plan of reorganization approved by the Board on August 11, 2022 ("Prior Reorganization").
The acquisition was accomplished by a tax-free exchange as follows:
12,303,293 shares of the Prior Acquired Fund, fair valued at $333,513,983 for 16,351,605 shares of the Fund.
The investment portfolio and cash of the Prior Acquired Fund, with a fair value of $333,356,339 and identified cost of $305,415,950 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund

26	abrdn Global Infrastructure Income Fund

Notes to Consolidated Financial Statements  (continued)
September 30, 2024

acquired capital loss carryovers of $224,864 which is subject to loss limitations from the Prior Acquired Fund. Immediately prior to the merger, the value of the investment portfolio and cash of the Fund was $180,653,002.

The chart below shows a summary of net assets and shares outstanding, before and after the Reorganization:
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
Before Reorganization
Macquarie Global Infrastructure Total Return Fund Inc.	12,303,293	$ 333,513,983	$ 27.11	$ 27,940,388	$ 43,602,972
abrdn Global Infrastructure Income Fund	8,855,000	180,610,057	20.40	4,452,068	14,978,323
Total		$514,124,040		$32,392,456	$58,581,295

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
After Reorganization
abrdn Global Infrastructure Income Fund	25,206,605	$514,124,040	$20.40	$32,392,456	$58,581,295
* Accumulated Net Realized Gain/(Loss) are historical gains and losses that were recorded to the Fund.
Effective September 20, 2024, the Fund acquired all of the assets and assumed all of the liabilities of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Acquired Fund”) pursuant to plans of reorganization approved by the Board on October 23, 2023 (“Reorganization”).
The acquisition was accomplished by a tax-free exchange as follows:
8,547,442 shares of the Acquired Fund, fair valued at $78,867,189 for 3,737,622 shares of the Fund.
The investment portfolio and cash of the Acquired Fund, with a fair value of $72,137,245 and identified cost of $69,348,931 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $52,079,793 which is subject to loss limitations from the
Acquired Fund. Immediately prior to the merger, the investment portfolio and cash of the Fund was $537,161,312.
Assuming that the Reorganizations had been completed on October 1, 2023, the Fund’s pro forma results of operations for the year ended September 30, 2024 are as follows:

Net investment income	$9,266,576
Net realized and unrealized loss from investments	111,457,541
Net increase in net assets from operations	120,724,117
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since September 20, 2024.
The chart below shows a summary of net assets and shares outstanding, before and after the Reorganization.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
Before Reorganization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	8,547,442	$78,867,189	$9.23	$2,788,314	$54,237,910
abrdn Global Infrastructure Income Fund	25,206,605	531,881,810	21.10	66,857,224	26,867,903
Total		$610,748,999		$69,645,538	$81,105,813

abrdn Global Infrastructure Income Fund	27

Notes to Consolidated Financial Statements  (concluded)
September 30, 2024

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)*
After Reorganization
abrdn Global Infrastructure Income Fund	28,944,227	$610,748,999	$21.10	$69,645,538	$81,105,813
* Accumulated Net Realized Gain/(Loss) are historical gains and losses that were recorded to the Fund.
11.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2024, other than as noted below.
On October 9, 2024 and November 11, 2024, the Fund announced that it will pay on October 31, 2024 and November 29, 2024, a distribution of $0.21 per share to all shareholders of record as of October 24, 2024 and November 21, 2024.

28	abrdn Global Infrastructure Income Fund

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn Global Infrastructure Income Fund:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of abrdn Global Infrastructure Income Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the four-year period then ended and for the period from July 29, 2020 through September 30, 2020. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from July 29, 2020 through September 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, respective portfolio company, general partners/managers of underlying investments, or brokers, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
November 29, 2024
abrdn Global Infrastructure Income Fund	29

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended September 30, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 36.00%
Qualified Dividend Income 100.00%
$27,277,499 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
The above amounts are based on the best available information at this time. In early 2025, the Fund will notify applicable shareholders of final amounts for use in preparing 2024 U.S. federal income tax forms.
For the fiscal year ended September 30, 2024, the Fund intends to pass through to its shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid of $4,756,554 and $1,050,502, respectively.
30	abrdn Global Infrastructure Income Fund

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 16, 2024. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class I Trustees to the Board of Trustees:
	Votes For	Votes Withheld
Gordon A. Baird	18,682,176	3,132,737
John Sievwright	17,825,970	3,988,943
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or “Trustees”) of abrdn Global Infrastructure Income Fund (“ASGI” or the “Fund”) held on June 11, 2024, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s investment advisory agreement with abrdn Inc. (the “Investment Adviser” or “abrdn Inc.”) and the investment sub-advisory agreement among the Fund, the Investment Adviser and abrdn Investments Limited (the “Sub-Adviser” and, together with abrdn Inc., the “Advisers”), an affiliate of abrdn Inc.  In connection with their consideration of whether to approve the continuation of the Fund’s investment advisory agreement and sub-advisory agreement (together, the “Advisory Agreements”), the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including information regarding the nature, extent and quality of services provided by the Advisers under the respective Advisory Agreements, comparative investment performance, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices (collectively, the “15(c) Materials”). In addition, the Independent Trustees held a separate meeting via videoconference in advance of the Quarterly Meeting (the “Review Meeting”) to review the materials provided and the relevant legal considerations, and met in executive session outside the presence of Fund management at the Quarterly Meeting and the Review Meeting with their independent legal counsel to discuss the Advisory Agreements.  The Independent Trustees also, together with the independent board members of other registered investment companies advised by the Advisers and their affiliates (collectively, the “abrdn Funds complex”), met in advance of the Quarterly Meeting with the Chief Investment Officer (the “CIO”) of abrdn plc, the ultimate parent of the Advisers.  During the meeting with the CIO, the Independent Trustees received information on, and responses to their questions concerning, among other items, abrdn plc’s and the Advisers’ investment decision-making framework, monitoring of investment theses and responses to underperformance, key personnel and investment teams, and investment product development at abrdn plc, including with respect to the abrdn Funds complex. In addition to the 15(c) Materials, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund and its investment performance and information relating to the services provided by the Advisers.
The 15(c) Materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of the funds in the Peer Group and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of the Peer Group and information about any applicable expense limitations; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of the Independent Trustees;  and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory and investment sub-advisory arrangements under the 1940 Act and state law.
In addition, the Board, including the Fund’s Independent Trustees, also considered information that the Advisers had provided concerning: (i) the Advisers’ investment personnel and operations; (ii) the Advisers’ financial condition and stability; (iii) the resources devoted by the Advisers to the Fund; (iv) the Fund’s investment objective and strategy and the Advisers’ record of compliance with the Fund’s investment policies and restrictions; (v) the Advisers’ and their affiliates’ compliance program; (vi) possible conflicts of interest; and (vii) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers.  Throughout the process, including at the meeting with the CIO, the Review Meeting and the Quarterly Meeting, the Board members had and availed themselves of the opportunity to ask questions of and request additional information from management.
The Independent Trustees were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding their consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees
abrdn Global Infrastructure Income Fund	31

Supplemental Information (Unaudited)  (continued)

may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.
Investment performance of the Fund and the Advisers.  The Board received and reviewed information that compared the Fund’s return over various time periods to those of comparable unaffiliated investment companies and discussed this information and other related performance data with management. The Board received and considered information on performance compiled by ISS on the Fund’s total return as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).
In addition, the Board received and reviewed information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark and the Fund’s share price performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return against the Morningstar Group average and against other abrdn-managed funds. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds.  The Trustees noted that the Fund had outperformed the average of the Morningstar category for the one-year and three-year periods ended March 31, 2024, and that the Fund’s return for the one-year period was greater than that of its performance benchmark index, while the Fund’s three-year return trailed the return of its benchmark index. The Board also took into account information about the Fund’s discount/premium ranking relative to the funds in its Peer Group and management’s discussion of the reasons that the Fund generally had a wider discount than its peers over the periods since inception. The Board also considered the Advisers’ performance generally, the historical responsiveness of the Advisers to Trustee concerns about performance, and the willingness of the Advisers to take steps intended to improve performance. The Board concluded that the Fund’s overall performance, in conjunction with management’s reasons for underperformance and the actions taken to improve performance, was acceptable.
The costs of services provided and profits realized by the Advisers and their affiliates from their relationships with the Fund.  The Board reviewed with management information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate paid to the Investment Adviser with the fees paid by the Peer Group. The Trustees took into account the management fee structure, including that advisory fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock, preferred stock or borrowings, if any. The Trustees also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees. The Board considered that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, and accordingly, that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Board took into account the complexity and quality of the investment management of the Fund.
The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses. The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Advisers, and received information on the profitability of the Fund’s other contractual relationships with the Adviser, Sub-Adviser and their affiliates.  The Board determined that the cost of services provided and profits realized by the Advisers were reasonable in light of the services provided by the Advisers to the Fund under the Advisory Agreements.
The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Board considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Trustees took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund.  The Trustees also considered the financial condition of the Advisers and the Advisers’ ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational structures. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices.  The Trustees took into account the Advisers’ investment experience and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Advisers.  In determining that the nature, extent and quality of the services provided to the Fund were adequate and appropriate, the Trustees took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
The Independent Trustees also took into account their recent meetings, together with the independent board members of other registered investment companies in the abrdn Funds complex, with the chair of abrdn plc and abrdn plc’s interim Chief Executive Officer.  During those meetings, the abrdn plc representatives responded to questions from the Independent Trustees and affirmed abrdn’s long-term commitment to the investment business and the abrdn Funds complex in particular.
32	abrdn Global Infrastructure Income Fund

Supplemental Information (Unaudited)  (concluded)

Economies of Scale.  The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Fund through expense waivers or limitations.  The Board considered management’s discussion of the Fund’s management fee structure, including how the Fund’s management fee compared to its Peer Group at higher asset levels.
Other Factors. The Trustees also considered other factors, which included: (i) the nature, quality, cost and extent of administrative services and investor relations services performed by abrdn Inc. under separate agreements covering administrative services and investor relations services; (ii) whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers; (iii) the compliance-related resources the Advisers and their affiliates were providing to the Fund; (iv) the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund; and (v) so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Trustees voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.
abrdn Global Infrastructure Income Fund	33

Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended September 30, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders; except as follows:
Change in Diversification Classification
The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the "SEC"), the Fund's classification changed from a non-diversified fund to a diversified fund. As a result of this Classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer.
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Joshua Duitz, Eric Purington and Donal Reynolds are members of the team primarily responsible for day-to-day management of the Fund. Mr. Duitz has served as a portfolio manager of the Fund since inception, Mr. Purington has served as a portfolio manager of the Fund April 19, 2022, and Mr. Reynolds has served as a portfolio manager of the Fund since July 31, 2021. Effective April 30, 2024, Dominic Byrne ceased serving as a member of the team primarily responsible for day-to-day management of the Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES
The Fund's investment objective is to seek to provide a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective. The investment objective is not fundamental and may be changed by the Board of Trustees (the "Board" or "Board of Trustees") without shareholder approval.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of income-producing public and private infrastructure equity investments around the world.
Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) is invested in U.S. and non-U.S. infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer's assets consist of infrastructure assets or (ii) at least 50% of the issuer's gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities and sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).
The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund invests in issuers from at least three different countries and invests (at least 40% of its total assets (unless market conditions are not deemed favorable by the Adviser and Sub-Adviser (together, the “Advisers”), in which case the Fund would invest at least 30% of its total assets) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:
•	the company is organized under the laws of or has its principal place of business in a country outside the U.S.;
•	the company has its principal securities trading market in a country outside the U.S.; and/or
•	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.
It is currently anticipated that, under normal circumstances, the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. dollars and currencies of foreign countries.
The Fund’s investment portfolio generally will be comprised of the following:
Public Infrastructure Investments. The Fund invests, under normal circumstances, at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund invests include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization. During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term (see "Term" below), the Fund may refrain from making new investments in Private Infrastructure

34	abrdn Global Infrastructure Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

Opportunities, if necessary, for liquidity purposes, and invest up to 100% of its total assets in public infrastructure investments.
Private/Direct Infrastructure Investments. Under normal circumstances, the Fund invests at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in infrastructure assets through private transactions (“Private Infrastructure Opportunities”). A “private transaction” means an investment in infrastructure assets through the purchase of securities in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Private Infrastructure Opportunities include investments in: (i) sponsor vehicles created for the purpose of investing in private infrastructure companies or assets, as described below; (ii) equity or credit interests in private infrastructure operating companies; and (iii) to a lesser extent, private equity funds that invest in infrastructure assets. Private Infrastructure Opportunities may include investments alongside other funds or accounts advised by the Advisers or their affiliates in certain infrastructure assets (“Co-Investment Opportunities”) or on a stand-alone basis alongside other investors (“Stand-Alone Opportunities”). Unless and until the Fund receives an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Certain Co-Investment Opportunities and Stand-Alone Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“sponsor vehicles”). Such sponsor vehicles do not generally have the same characteristics as funds relying on Section 3(c)(1) or 3(c)(7) that are commonly known as “private equity funds”. The Fund will not invest in funds commonly known as “private equity funds”. The Fund will invest no more than 15% of its net assets, measured at the time of investment, in all sponsor vehicles and no more than 3% of its net assets, measured at the time of investment, in a single sponsor vehicle. In addition, at all times, the Fund will own only a minority ownership interest (i.e., less than 50%) in any sponsor vehicle in which it invests.
The Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and a higher percentage of its assets invested in publicly listed infrastructure issuers during certain periods in the life-cycle of the Fund, such as during the period of initial investment in Private Infrastructure Opportunities and as the Fund approaches the end of its 15-year term. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure
Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new investments in Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments. During such periods, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities and may invest up to 100% in public infrastructure investments.
In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. To the extent the Fund invests in derivative instruments that provide economic exposure to infrastructure-related issuers, such investments will be counted for purposes of the Fund's 80% investment policy. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.
In selecting public infrastructure investments, the Advisers seek to invest in quality companies and are active, engaged owners. The Advisers evaluate a company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance factors impacting a company. The Advisers seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality is not yet fully recognized by the market.As active equity investors, the Advisers use deep fundamental research and a disciplined investment process to pursue the Fund's investment objective.
With respect to the Fund's private/direct infrastructure investments, the Advisers’ process combines their expertise developed over the last decade in sourcing, diligencing and monitoring Private Infrastructure Opportunities. The Advisers use this information, combined with first-hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the Advisers believe will help it achieve the Fund's investment objective. The Advisers pursue Private Infrastructure Opportunities which they believe can generate incremental returns depending on the timing and quality of available opportunities.
The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, including short-term debt obligations, cash or cash equivalents.

abrdn Global Infrastructure Income Fund	35

Additional Information Regarding the Fund (Unaudited)   (continued)

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and Private Infrastructure Opportunities. The Fund’s income distributions are supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
Unless otherwise stated, the Fund's investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund's policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days' written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.
The Fund may invest in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades. Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the date of the Fund's dissolution (see "Term" below), in connection with an Eligible Tender Offer (as defined below), the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective.
Term. The Fund's Declaration of Trust provides that the Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Fund (i.e., July 28, 2035) (such date, including any extension, the "Termination Date"); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Fund's shareholders. On or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Fund's perpetual existence, subject to the terms and conditions described herein.
Eligible Tender Offer. The Fund's Declaration of Trust provides that an eligible tender offer (an "Eligible Tender Offer") is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in an Eligible Tender Offer will receive a purchase price equal to the net asset value ("NAV") per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding common shares held by each shareholder. The Fund's Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the Fund's continued viability (the "Termination Threshold").
If the number of common shares properly tendered in an Eligible Tender Offer would result in the Fund's net assets totaling greater than the Termination Threshold, the Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and cause the Fund to have a perpetual existence. See "Risk Factors—General—Limited Term and Tender Offer Risk." In making a decision to eliminate the Termination Date to provide for the Fund's perpetual existence, the Board of Trustees will take such actions with respect to the Fund's continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Advisers, taking into account that the Advisers may have a potential conflict of interest in seeking to convert the Fund to a perpetual fund.
If the number of properly tendered common shares would result in the Fund's net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating the Fund's investment portfolio and proceed to terminate on the Termination Date.
The Advisers will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments

36	abrdn Global Infrastructure Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

in connection with the Eligible Tender Offer, which will be borne by the Fund and its common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with the Fund's Declaration of Trust, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).
Termination and Liquidation. On or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing its operations.
The Advisers will seek to manage its investment portfolio consistent with its obligation to cease operations on the Termination Date. To that end, the Advisers intend to seek Private Infrastructure Opportunities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund's less liquid investments, including investments in Private Infrastructure Opportunities. As the Termination Date approaches, the Fund expects that the Advisers will seek to liquidate the Fund's less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of its total assets invested in those types of securities, or the Advisers may invest the proceeds in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund's monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.
Depending on a variety of factors, including the performance of the Fund's investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with the Fund's termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. The Fund's final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund's NAV at such time, and initial investors and any investors that purchase the Fund's common shares after the completion of this offering may receive less, and potentially significantly less, than their original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Fund's investments, the Fund's NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund's termination may be less than the Fund's NAV per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund's NAV per share on the expiration date of the Eligible Tender Offer.
Because the Fund's assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund's investments, particularly its investments in Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund's NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Fund's Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and

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to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders.
There can be no assurance as to the timing of or the value obtained from such liquidation. See "Risk Factors—General—Limited Term and Tender Offer Risk."
The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Termination Date or in an Eligible Tender Offer. The final distribution of net assets per common share upon termination or the price per common share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per common share.
Leverage. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of the value of the Fund's total assets, and issue preferred shares in an amount up to 50% of its total assets. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. However, certain short-term borrowings (such as for cash management purposes) are not subject to the 33 1/3% limitation if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.
There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time creates special risks that may adversely affect common shareholders. Because the Fund's management fee is based upon a percentage of its Managed Assets, the management fee would be higher when the Fund is leveraged. Therefore, the Advisers have a financial incentive to use leverage, which will create a conflict of interest between the Advisers and the common shareholders, who will bear the costs of the Fund's leverage, during periods in which it is used. See "Risk Factors—Operational Risks—Leverage Risk."
INVESTMENT SECURITIES
The types of securities in which the Fund may invest include, but are not limited to, the following:
Equity securities
Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer's bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.
Common Stock. Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests, and it will not have voting control with respect to some or all of the Fund's private investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer's creditors, including holders of debt securities, and holders of the issuer's preferred stock. Holders of common stock also may receive dividends, however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer's board of directors.
Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer's common equity, however, their claims to the assets of the issuer are subordinated to the claims of the issuer's creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.
Depositary Receipts. Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust

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company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts ("GDRs") may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts ("EDRs") are issued in Europe and used in bearer form in European markets.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity.
Restricted securities, including securities of private companies
Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.
Non-U.S. securities
The Fund may invest without limit in securities issued by non-U.S. issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. It is currently anticipated that, under normal circumstances, the Fund may invest up to 30% of its total assets in securities of emerging market issuers.
Temporary investments
The Fund may invest in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations;
commercial paper or other liquid debt securities on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.
Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.
Portfolio turnover
The Fund's annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal circumstances. The Fund's portfolio turnover is expected to be higher as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities.
High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.
Allocation of investment opportunities
As a general matter, there can be no assurances that all investment opportunities identified as suitable by the Advisers will be made available to the Fund. The Advisers expect, from time to time, to be presented with investment opportunities that fall within the Fund's investment objective and other Adviser- and Sub-Adviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements (collectively, "Other abrdn Accounts"), and in such circumstances, the Adviser or Sub-Adviser, as applicable, will allocate such opportunities (including, subject to the 1940 Act limitations, any related co-investment opportunities) to the Fund and Other abrdn Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other abrdn Accounts) on a basis that the Adviser or Sub-Adviser, as applicable, determines in its sole discretion to be fair and reasonable over time in accordance with its allocation policy and procedures.
Further, prospective investors should note that the Adviser or Sub-Adviser may establish additional Other abrdn Accounts with an investment objective, mandates and policies that are substantially similar to those of the Fund. The Advisers may allocate investment

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opportunities to such Other abrdn Accounts, and such Other abrdn Accounts may compete with the Fund for specific transactions.  The Adviser or Sub-Adviser may give advice and recommend securities to buy or sell for the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other abrdn Accounts, even though their investment objectives may be the same as, or similar to, the Fund's investment objective.
From time to time, the Adviser or Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser or Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's or Sub-Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts.
The Adviser has the ability to allocate investment opportunities of certain transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser pro rata based on available capital, up to the amount proposed to be invested by each ("Co-Investment Opportunities"). The 1940 Act and a rule thereunder impose limits on the Fund's ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a "negotiated transaction") arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction.
To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, non-public information, however, it is the Adviser's intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund's investment opportunities also may be limited by affiliations of the Adviser, the Sub-Adviser or their affiliates with infrastructure companies.
The Adviser has adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.  See "Operational Risks – Potential Conflicts of Interest Risk," below.
Hedging and risk management
The Fund may utilize derivative instruments for hedging and risk management purposes. In particular, the Fund may use foreign currency contracts to hedge currency exposure from time to time, but it is not required to hedge its currency exposure.
RISK FACTORS
The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund's common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of an investment in the Fund's common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's common shares you should consider carefully the following principal risks of investing in the Fund.
Equity Securities Risk
Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects, and may fall to zero in the event of the issuer's bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends

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paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.
Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established  companies.  Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.
Preferred Equity Risk. The right of a holder of an issuer's preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer's creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer's creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer's growth may be limited.
Management Risk
The Fund's ability to achieve its investment objective is directly related to the Advisers' investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Advisers and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Advisers do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Advisers will continue to be associated with the Advisers for any length of time. The loss of the services of one or more key employees of the Advisers could have an adverse impact on the Fund's ability to realize its investment objective.
Asset Allocation Risk
The Fund's investment performance depends, at least in part, on how the Advisers allocate and reallocate the Fund's assets among the various asset classes and security types in which the Fund may invest. Such allocation decisions could cause the
Infrastructure-Related Investments Risk
Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks that infrastructure-related issuers may be particularly affected by or subject to:
Regulatory Risk. Infrastructure-related issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure-related issuers' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.
Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.
Developing Industries Risk. Some infrastructure-related issuers are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such issuers may not result in viable commercial products. These issuers may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure-related issuers in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than issuers in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.
Regional or Geographic Risk. This risk arises where an infrastructure-related issuer's assets are not movable. Should an event that somehow impairs the performance of an infrastructure-related issuer's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

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Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure-related issuers. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain issuers located in the affected areas, and significant volatility in the products or services of infrastructure-related issuers could adversely impact the prices of the securities of such issuer.
Volume Risk. The revenue of many infrastructure – related issuers may be impacted by the number of users who use the products or services produced by the infrastructure-related issuer. A significant decrease in the number of users may negatively impact the profitability of an infrastructure-related issuer.
Environmental Risk. Infrastructure-related issuers can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure-related issuers significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure-related issuers may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.
Project Risk. To the extent the Fund invests in infrastructure-related issuers which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.
Strategic Asset Risk. Infrastructure-related issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure-related issuer fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.
Operation Risk. The long-term profitability of an infrastructure-related issuer may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure-related issuer fail to efficiently maintain and operate the assets, the infrastructure-related issuer's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related issuer. Failure by the infrastructure-related issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Customer Risk. Infrastructure-related issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure-related issuer and the value of any securities or other instruments it has issued.
Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure-related issuers than for the economy as a whole.
Inflation Risk. Many infrastructure-related issuers may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure-related issuers may decline in value in times of higher inflation rates. The prices that an infrastructure-related issuer is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure-related issuer.
Financing Risk. From time to time, infrastructure-related issuers may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.
Other factors that may affect the operations of infrastructure-related issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
In addition, as discussed more fully below, infrastructure-related issuers are subject to risks that are specific to the industry in which they operate. There is no guarantee as to how these industries, or the

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Fund's investments generally, will perform in the future. The Advisers intend to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Advisers will be successful in doing so.
Industry Specific Risks
The following is a summary of industry specific risks that infrastructure-related issuers may be particularly affected by or subject to:
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Utility Sector Risk. During periods of rising interest rates, the value of securities issued by utilities companies typically decreases, and vice versa. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.
Communications Sector Risk. The communications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world can be arbitrary and unpredictable. Companies in the communications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Communications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the communications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
Transportation Infrastructure Sector Risk. Issuers in the transportation infrastructure sector can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure sector may be adversely affected by adverse weather, pandemics, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure sector may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Energy Infrastructure Sector Risk. The Fund is subject to adverse economic, environmental, business, regulatory or other occurrences affecting the energy infrastructure sector. The energy infrastructure sector has historically experienced substantial price volatility. Companies operating in the energy infrastructure sector are subject to specific risks that could cause the value of the Fund to decline, including, among others: a downturn in one or more industries within the energy sector; fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; pandemics; wars and armed conflicts in geographic areas where energy infrastructures are concentrated; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations (including policies designed to reduce carbon

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emissions and/or address climate change), international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.
Social Assets Sector Risk. Social infrastructure assets are those that accommodate social services, including, for example, courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing. Social assets are subject to additional risks to those of other investments in the infrastructure sector, such as political, regulatory and social risks. Most social infrastructure assets generate fixed cash flows based on the regulatory framework set by the governments that operate the projects. Social infrastructure projects may operate as public-private partnerships. Ambiguous risk-sharing arrangements between private capital providers and government entities can increase the risks related to future liabilities of social infrastructure projects.
Foreign Securities Risk
The Fund uses various criteria to determine which country is deemed to have issued the securities in which the Fund invests. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by the Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer's securities held by the Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:
•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards; and
•	delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
The risks of investing in foreign securities are increased in connection with investments in emerging markets. See "Emerging Market Securities Risk".
Other Investment Risks
Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying securities could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Liquidity Risk. The Fund's investments in Private Infrastructure Opportunities will be illiquid, and the Fund will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its Private Infrastructure Opportunities or, if successfully arranged, that it will be able to obtain favorable values upon the sale of the Private Infrastructure Opportunities in such transactions.
With respect to the Fund's investments in listed equity securities, the Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close call option positions at an advantageous price or a timely manner. Small- and mid-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when the Fund believes it is desirable to do so.
Private Company Securities Risk. The Fund's investments in equity or credit interests of private companies may be subject to higher risk than investments in securities of public companies. Private companies, unlike public companies, are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Fund will be required to rely on the ability of the Advisers to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. The

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Advisers, however, may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests and there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund's investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund's investment returns, which could negatively impact the dividends paid to you and the value of your investment. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions. Private credit investments are subject to debt securities risk and can range in credit quality depending on factors including total outstanding leverage, amount of leverage senior to the investment in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing the investment and the degree to which such assets cover the debt obligation.
Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund's interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.
Private Company Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.
Private Company Valuation Risk. There is typically not a readily available market value for the Fund's private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's NAV could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.
Reliance on the Adviser and the Sub-Adviser Risk. The Fund may enter into private investments identified by the Adviser and the Sub-Adviser, in which case the Fund will be more reliant upon the ability of the Adviser and the Sub-Adviser to identify, research, analyze, negotiate and monitor such investments than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s and the Sub-Adviser’s diligence

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efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.
Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Advisers, such as private equity firms. The Fund's ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also on the lead investor's ability to successfully oversee the operation of the company's business. The Fund's ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investments. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund's ability to accurately determine the fair value of the investments may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund's valuation procedures may differ from the valuation assigned to that investment by other co-investors.
Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Some of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, some competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.
Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an "affiliated person" under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund's dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Advisers or their affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.
Debt Securities Risk. The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a security may default with respect to the payment of principal and interest. Pre-payment risk refers to the risk that debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Credit risk associated with a particular issuer may be affected by the actual or perceived financial condition or the credit rating of the issuer, the issuer's performance and profitability, perceptions of the issuer in the market place, and government regulations impacting the industry in which the issuer operates. Pre-payment rates usually increase when interest rates are falling. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities. The lower a security is rated, the more it is considered to be a speculative or risky investment. Certain debt securities purchased by the Fund may have been placed privately. See "Private Placements and Other Restricted Securities Risk."
Private Placement and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the United States without registration with the SEC pursuant to Regulation S ("Regulation S Securities").
Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited

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quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.
Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult for the Fund to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.
Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.
Emerging Market Securities Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund's inability to dispose fully and promptly of positions in declining markets could cause the Fund's NAV to decline as the value of the unsold positions is marked to lower prices. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors and may make it difficult to assess the value of prospects of an investment in such securities.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such

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countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Investments in the securities of issuers located in emerging markets could also be affected by risks associated with pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, social unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Foreign Currency Exposure Risk. The Fund may invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, the Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Fund is not required to hedge currency risk. The Advisers' use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Advisers may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Advisers are unsuccessful in their attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Advisers did not establish any currency hedge. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund's hedge.
The Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.
To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations.

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Terrorism and Cybersecurity Risk. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The U.S. government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, "cyber networks") might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. The scale and sophistication of cyberattacks may be expanded or intensified by geopolitical conflicts or tensions.
In addition, the Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisers and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Derivatives Risk. The Fund may invest in financial derivative instruments for hedging, including primarily forward foreign exchange contracts to manage foreign currency risks, although the Advisers are not required to hedge the Fund's currency exposure.
Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.
Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's derivatives use are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy

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will be successful. Some additional risks of investing in derivatives for purposes of hedging include:
•	Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
•	Correlation Risk – The Fund is exposed to the risk that changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
•	Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.
See also "Foreign Currency Exposure Risk" above.
Operational Risks
Limited Term and Tender Offer Risk. The Fund is scheduled to dissolve as of the Termination Date. The Fund's investment policies are not designed to return to common shareholders their original NAV or purchase price. The final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund's NAV at such time. Depending on a variety of factors, including the performance of the Fund's investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with its termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, although tendering shareholders will receive an amount equal to NAV for their shares in an Eligible Tender Offer, given the nature of certain of the Fund's investments, the Fund's NAV may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund's termination may be less than the Fund's NAV per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund's NAV per share on the expiration date of the Eligible Tender Offer.
Because the Fund's assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Given the nature of certain of the Fund's investments, particularly the Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund's NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interest of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.
The obligation to terminate on the Termination Date also may impact adversely the implementation of the Fund's investment strategies. There can be no assurance that the Advisers will be successful in their efforts to minimize any detrimental effects on the Fund's investment performance caused by the Fund's obligation to liquidate its investment portfolio and distribute all of its liquidated net assets to common shareholders of record on the Termination Date. In particular, the Advisers may face difficulties exiting the Private Infrastructure Opportunities on or prior to the Termination Date at favorable prices, if at all. In addition, as the Fund approaches the Termination Date, the Fund may invest the proceeds of sold, matured or called securities in money market mutual funds; cash; cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect the Fund's investment performance. In the course of the liquidation, the Fund must continue to satisfy the asset diversification requirements to qualify as a regulated investment company (“RIC”) for federal income tax purposes, which may also have a negative effect on the Fund's investment performance. If the Fund fails to comply with these requirements, it may be liable for federal income tax in the year in which it failed to comply. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, the Fund may distribute the proceeds in one or more liquidating

50	abrdn Global Infrastructure Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of its total assets.
If the Fund conducts an Eligible Tender Offer, it anticipates that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in any outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with the Fund's termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds; cash;  cash equivalents; securities issued or guaranteed by the U.S. government or its instrumentalities or agencies; high quality, short-term money market instruments; short-term debt securities; certificates of deposit; bankers' acceptances and other bank obligations; commercial paper or other liquid debt securities, which may adversely affect its investment performance. If the Fund's tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to common shareholders. In addition, the Fund's purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered common shares. Such reduction in the Fund's total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund's net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund's net assets totaling greater than the Termination Threshold, the
Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a vote of the shareholders. Thereafter, the Fund will have a perpetual existence. The Advisers may have a conflict of interest in recommending to the Board of Trustees that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their common shares at a discount to NAV. See "Operational Risks – Market Discount Risk."
Stable Distribution Plan Risk. The Fund has adopted a Stable Distribution Plan, which may be changed at any time by the Board, to support a stable distribution of income, capital gains, and/or return of capital. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.
The composition of each distribution to be made by the Fund is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through the end of the calendar year. Under the Fund's Stable Distribution Plan, the Fund declares and pays monthly distributions from net investment income, capital gains and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to the Stable Distribution Plan, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Shareholders should not draw any conclusions about the Fund's investment performance from the amount of its distributions or from the terms of the Stable Distribution Plan.
Operating Results Risk. The Fund could experience fluctuations in its operating results due to a number of factors, including the return on its investments, the level of its expenses, and the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of

abrdn Global Infrastructure Income Fund	51

Additional Information Regarding the Fund (Unaudited)   (continued)

alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's NAV. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund's common shares.
Portfolio Turnover Risk. At times, the Fund's portfolio turnover may be higher. High portfolio turnover involves greater transaction costs for the Fund and may result in greater realization of capital gains, including short-term capital gains.
Valuation Risk. The Private Infrastructure Opportunities will typically consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with valuation procedures adopted by the Board of Trustees. The types of factors that may be considered in fair value pricing of the Fund's investments include, as applicable, the nature and realizable value of any collateral, the issuer's ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. The Fund's NAV could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that the Fund ultimately realizes upon the disposition of such securities.
Tax Risk. The Fund intends to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain its qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund's shareholders) and its income available for distribution will be reduced.
Leverage Risk. The Fund currently does not intend to use leverage, but may do so in the future. The use of leverage can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the holders of common shares will be less than if leverage had not been used. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•	when the Fund uses financial leverage, the management fee payable to the Advisers will be higher than if the Fund did not use leverage; and
•	leverage may increase operating costs, which may reduce total return.
The Fund currently does not intend to borrow money or issue debt securities or preferred shares, but may in the future borrow funds from banks or other financial institutions, or issue debt securities or preferred shares, as described in this prospectus.
Capital Markets Risk. In the event of an economic downturn or period of increased financial stress, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the Fund or the companies in which the Fund invests may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the Fund or the companies in which the Fund invests may not be able to meet obligations as they come due. Moreover, without adequate

52	abrdn Global Infrastructure Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations and, consequently, the performance of the Fund.
Legal, Regulatory and Policy Risks. Legal and regulatory changes could occur that may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the SEC, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
In the case of instability in financial markets, U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations have taken and may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice, with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.
Limitations on Transactions with Affiliates Risk. The 1940 Act limits the Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act. However, the Fund may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Advisers between the Fund's interests and the interests of the portfolio company, in that the ability of the Advisers to recommend actions in the Fund's best interests might be impaired.
The 1940 Act also prohibits certain "joint" transactions by the Fund with certain of its affiliates, including other accounts advised by the Advisers, which imposes limits on investments in the same issuer (whether at the same or different times). The Advisers may in the future seek exemptive relief from the SEC that would permit the Fund, among other things, greater flexibility to co-invest with certain other persons, including certain other accounts, subject to certain terms and conditions. Such relief may not cover all circumstances and the Fund may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates.
Potential Conflicts of Interest Risk. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (and Sub-Adviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (and Sub-Adviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (and Sub-Adviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (and Sub-Adviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

abrdn Global Infrastructure Income Fund	53

Additional Information Regarding the Fund (Unaudited)   (continued)

From time to time, the Adviser and/or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and/or the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Advisers’ proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.
Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.
The Adviser (and Sub-Adviser) has the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser (or Sub-Adviser) pro rata based on available capital, up to the amount proposed to be invested by each ("Co-Investment Opportunities"). The 1940 Act and a rule thereunder imposes limits on the Fund's ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser (or Sub-Adviser) in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term. To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a "negotiated transaction") arises, and the Adviser (or Sub-Adviser) determines that it would be appropriate for both the Fund and other accounts managed by the Adviser (or Sub-Adviser), the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser (or Sub-Adviser) sources and structures private investments in publicly traded issuers, certain employees of the Adviser (or Sub-Adviser) may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser (or Sub-Adviser) has material, nonpublic information, however, it is the Adviser's (and Sub-Adviser’s) intention to ensure that any material, non-public information available to certain employees of the Adviser (and Sub-Adviser) is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund's investment opportunities also may be limited by affiliations of the Adviser (or Sub-Adviser) or their affiliates with infrastructure companies.
The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity.

54	abrdn Global Infrastructure Income Fund

Additional Information Regarding the Fund (Unaudited)   (concluded)

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.
Anti-Takeover Provisions Risk. The Fund's Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.
Fundamental Investment Restrictions
The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
The Fund may not:
1.	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
2.	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
3.	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
4.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
5.	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities held in our portfolio;
6.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts ("REITs")); and
7.	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
All other investment policies are considered non-fundamental and may be changed by the Board without prior approval of a majority of the Fund's outstanding voting securities.

abrdn Global Infrastructure Income Fund	55

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

56	abrdn Global Infrastructure Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Global Infrastructure Income Fund	57

Management of the Fund  (Unaudited)
As of September 30, 2024

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Alan Goodson*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee; Chief Executive Officer and President	Term expires 2026; Trustee since 2024	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.	3 Registrants consisting of 3 Portfolios	None.
Independent Board Members
Gordon A. Baird c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class I Trustee	Term expires 2027; Trustee since 2023	Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holding LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1 Registrant consisting of 1 Portfolio	None.
58	abrdn Global Infrastructure Income Fund

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Thomas W. Hunersen c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class III Trustee	Term expires 2026; Trustee since 2023	Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland, Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1 Registrant consisting of 1 Portfolio	None.
abrdn Global Infrastructure Income Fund	59

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Chris LaVictoire Mahai c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Trustee	Term expires 2025; Trustee since 2023	Ms. Mahai is an independent executive and board advisor, public, private and nonprofit director, private investor and author. Mahai provides strategic and leadership consulting to executives and boards of public and private clients across the US and around the world. She was Founder, Owner, and Managing Partner of Aveus LLC from 1999 until a sale of the company to Medecision, Inc. in May 2018. She continued after the sale as President of Aveus, and Executive Vice President of Medecision, Inc. until December 2021. Prior to her consulting career, Mahai was an executive in both the financial services and media industries. She has served as an independent fund director across several funds for twenty years, during which she has also chaired both the audit and membership/governance committees.	1 Registrant consisting of 1 Portfolio	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board, Class II Trustee	Term expires 2025; Trustee since 2020	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	None.
60	abrdn Global Infrastructure Income Fund

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2025; Trustee since 2020	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.
John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027; Trustee since 2020	Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).	6 Registrants consisting of 9 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
abrdn Global Infrastructure Income Fund	61

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2020	Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teachings financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of September 30, 2024 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Goodson is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
62	abrdn Global Infrastructure Income Fund

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance	Since 2020	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Joshua Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2020	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2020	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2021	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2020	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2021	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
abrdn Global Infrastructure Income Fund	63

Management of the Fund  (Unaudited)  (concluded)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Eric Purington** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth:	Vice President	Since 2023	Currently, Investment Director on the Indirect Real Assets team. Mr. Purington joined abrdn in 2022 from Tribay and EverStream Capital. He began his career in private infrastructure investing in 2010 when he joined Highstar Capital, now part of Oaktree.
Christian Pittard** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Vice President Since 2024; Fund Officer Since 2020	Mr. Pittard is Head of Closed End Funds for abrdn responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2020	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
64	abrdn Global Infrastructure Income Fund

Corporate Information

Trustees
P. Gerald Malone, Chair
Gordon A. Baird
Alan Goodson
Thomas W. Hunersen
Chris LaVictorie Mahai
Todd Reit
John Sievwright
Nancy Yao
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Investment Sub-Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Infrastructure Income Fund are traded on the NYSE under the symbol “ASGI.” Information about the Fund’s net asset value and market price is available at www.abrdnasgi.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Infrastructure Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

ASGI-ANNUAL

Item 2. Code of Ethics.

(a)	As of September 30, 2024, abrdn Global Infrastructure Income Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2024	$136,800	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2023	$123,750	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.Audit Committee

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2024	$0	$0	$629,124	$629,124
September 30, 2023	$0	$0	$1,171,994	$1,171,994

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2024, the Audit Committee members were:

Gordon A. Baird

Thomas E. Hunersen

Chris LaVictoire Mahai

P. Gerald Malone

Todd Reit

John Sievwright

Nancy Yao

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Adviser are included as Exhibit (e).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the individuals listed below have primary responsibility for the day-to-day management of their respective sleeves of the Fund’s portfolio. Messrs. Duitz and Reynolds are jointly and primarily responsible for the Fund’s public infrastructure investments, and Mr. Purington is primarily responsible for the Fund’s private/direct infrastructure investments.

Individual & Position	Past Business Experience	Served on the Fund Since
Joshua Duitz, Head of the Global Income	Currently, Head of Global Income at abrdn, He is a Portfolio Manager of our global dynamic dividend and global infrastructure funds. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor. Josh graduated from The Wharton School of the University of Pennsylvania and received his MBA with Honours. He received his BBA from Emory University.	Since inception
Eric Purington Investment Director, Indirect Real Assets	Eric Purington is an Investment Director at abrdn. Eric is responsible for private market investments for the abrdn Global Infrastructure Income Fund (NYSE:ASGI) and managing abrdn's four Energy and Natural Resources private funds. He joined the company in April 2022 from Tribay and EverStream Capital where he invested in renewable energy infrastructure assets in the US and Asia. He began his career in private infrastructure investing in 2010 when he joined Highstar Capital, now part of Oaktree. Eric graduated with a BA in Political Science from Yale University.	2022
Donal Reynolds, Investment Director, Global Equities	Donal is an Investment Director responsible for managing the Global Infrastructure funds. Donal joined the company in 2006 as an Investment Process Analyst. In 2010, he transferred to US equities in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this Donal worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. Donal graduated with an MA in Chinese Studies and a BSC in Management. Additionally, he holds the Investment Management Certificate and is a CFA Charterholder.	2021

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2024.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Joshua Duitz[1]	Registered Investment Companies	5	$2,117.58	0	$0
	Pooled Investment Vehicles	21	$8,029.54	0	$0
	Other Accounts	3	$269.89	0	$0

Eric Purington[2]	Registered Investment Companies	1	$606.25	0	$0
	Pooled Investment Vehicles	6	$418.27	0	$0
	Other Accounts	0	$0	0	$0

Donal Reynolds[1]	Registered Investment Companies	5	$2,117.58	0	$0
	Pooled Investment Vehicles	21	$8,029.54	0	$0
	Other Accounts	3	$269.89	0	$0

1 Includes accounts managed by the Developed Markets Income and Real Assets Equity Team, of which the portfolio manager is a member.

2 Includes accounts managed by the Real Assets (Infrastructure Equity) Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2024
Joshua Duitz	$50,001-$100,000
Eric Purington	None
Donal Reynolds	$50,001-$100,000

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2023-Oct. 31, 2023)	–	–	–	–
Month #2 (Nov. 1, 2023 – Nov. 30, 2023)	–	–	–	–
Month #3 (Dec. 1, 2023– Dec. 31, 2023)	–	–	–	2,520,661
Month #4 (Jan. 1, 2024 – Jan. 31, 2024)	–	–	–	2,520,661
Month #5 (Feb. 1, 2024 – Feb. 28, 2024)	–	–	–	2,520,661
Month #6 (Mar. 1, 2024 – Mar. 31, 2024)	–	–	–	2,520,661
Month #7 (Apr. 1, 2024 – Apr. 30, 2024)	–	–	–	2,520,661
Month #8 (May 1, 2024 – May 31, 2024)	–	–	–	2,520,661
Month #9 (June 1, 2024 – June 30, 2024)	–	–	–	2,520,661
Month #10 (Jul. 1, 2024 – Jul. 31, 2024)	–	–	–	2,520,661
Month #11 (Aug. 1, 2024 – Aug. 31, 2024)	–	–	–	2,520,661
Month #12 (Sep. 1, 2024– Sep. 30, 2024)	–	–	–	2,520,661
Total	–	–	–

(1)	On December 14, 2023, the Fund publicly announced that the Board of Trustees had approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended September 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Infrastructure Income Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Infrastructure Income Fund

Date: December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Infrastructure Income Fund

Date: December 9, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Global Infrastructure Income Fund

Date: December 9, 2024